UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

KKR Real Estate Finance Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38082	47-2009094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2023, KKR Real Estate Finance Trust Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). A quorum was present at the meeting, as required by the Company’s Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, the number of votes withheld and abstained, and the number of broker non-votes with respect to each matter voted upon by stockholders, as applicable.

Proposal 1 – Election of Directors

The following eight individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Terrance R. Ahern	39,509,023	7,699,778	10,970,613
Irene M. Esteves	37,738,341	9,470,460	10,970,613
Jonathan A. Langer	39,504,848	7,703,953	10,970,613
Christen E.J. Lee	40,938,669	6,270,132	10,970,613
Paula Madoff	42,693,293	4,515,508	10,970,613
Deborah H. McAneny	46,753,394	455,407	10,970,613
Ralph F. Rosenberg	43,716,945	3,491,856	10,970,613
Matthew A. Salem	46,617,354	591,447	10,970,613

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
57,742,329	121,524	315,561	N/A

Proposal 3 – Advisory Vote on Executive Compensation

The compensation of the named executive officers of the Company was approved on an advisory, non-binding basis.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
45,472,631	1,561,265	174,905	10,970,613

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

	By:	/s/ Vincent J. Napolitano
		Name:	Vincent J. Napolitano
		Title:	General Counsel and Secretary

Date: April 27, 2023